EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, the Chief Executive Officer and Chief Financial Officer of ASI Technology Corporation (the "Company"), each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:


  1. The Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


  2. The information contained in the aforementioned Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


Dated:  August 8, 2003


                                                    /s/ JERRY E. POLIS
                                            ------------------------------------
                                                    Jerry E. Polis, President of
                                                    ASI Technology Corporation


                                                    /s/ ERIC M. POLIS
                                            ------------------------------------
                                                    Eric M. Polis, Treasurer of
                                                    ASI Technology Corporation



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ASI Technology Corporation and will be retained by ASI Technology Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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